SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317. 636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Common stock, $0.0001 par value	SPG	New York Stock Exchange
8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

Item 8.01.	Other Events

U.S. Federal Income Tax Considerations

The information included under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated February 23, 2018 (the “Base Prospectus”), which is a part of the Registration Statement on Form S-3 (File No. 333-223199) filed by Simon Property Group, Inc. and Simon Property Group, L.P. with the Securities and Exchange Commission (the “SEC”) on February 23, 2018 (the “Registration Statement”).

Legal Matters

The information included under the heading “Legal Matters” in Exhibit 99.2 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Base Prospectus.

Exhibits 5.1 and 8.1 hereto supersede and replace Exhibits 5.1 and 8.1 to the Registration Statement filed with the SEC on February 23, 2018.

Item 9.01.	Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description
5.1	Opinion of Latham & Watkins LLP
8.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 8.1 hereto)
99.1	U.S. Federal Income Tax Considerations
99.2	Legal Matters
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 18, 2020

SIMON PROPERTY GROUP, INC.

By:	/s/ BRIAN J. MCDADE
Brian J. McDade,
Executive Vice President,

Chief Financial Officer and

Treasurer